UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2025

FENNEC PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

001-32295

(Commission File Number)

British Columbia, Canada	20-0442384
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

PO Box 13628, 68 TW Alexander Drive, Research Triangle Park, NC	27709
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 636-4530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares, no par value	FENC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01.	Other Events.

On December 9, 2025, Fennec Pharmaceuticals Inc. (the “Company”) announced the planned initiation of an investigator-sponsored clinical study (“IST”) to be conducted by City of Hope, a U.S. cancer research and treatment organization, to evaluate PEDMARK® (sodium thiosulfate injection) for the prevention of cisplatin-induced ototoxicity in adult men with stage II-III metastatic testicular germ cell tumors.

The Phase I study (ClinicalTrials.gov Identifier: NCT07218913) is titled “Testing the Addition of PEDMARK® to Cisplatin Chemotherapy for Reducing Drug-Induced Ear Damage in Men With Stage II-III Metastatic Testicular Germ Cell Tumors.” The study is being conducted at City of Hope in Duarte, California, with Alexander Chehrazi-Raffle, M.D., serving as principal investigator. The study will evaluate whether the addition of PEDMARK® to standard cisplatin-based chemotherapy reduces drug-induced ear damage (ototoxicity) in men with metastatic testicular germ cell tumors.

PEDMARK® is currently approved in the United States for pediatric patients one month of age and older with localized, non-metastatic solid tumors and has received a Category 2A recommendation from the National Comprehensive Cancer Network for use in adolescent and young adult patients.

The Company also disclosed that multiple additional investigator-initiated studies have been submitted and are currently under internal review, with others in advanced contracting or evaluation stages.

A copy of the Company’s press release announcing the investigator-sponsored study is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated December 9, 2025
Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FENNEC PHARMACEUTICALS INC.

Date December 9, 2025	By:	/s/ Robert Andrade
Robert Andrade Chief Financial Officer